Exhibit 10.40

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SECURED NON-RECOURSE PROMISSORY NOTE

Redwood City, California $19,282,363.27	Issued as of March 25, 2016

1.Obligation.

For value received, MONDEE GROUP LLC (the “Borrower”) hereby promises to pay to the order of MONDEE HOLDINGS LLC (the “Lender”) on or before the Maturity Date (as defined below) or at such other date as the parties shall mutually agree, at the Lender’s principal place of business as set forth below, or at such other place as the Lender may direct, in lawful money of the United States of America, the principal sum of $19,282,363.27 (the “Principal Amount”) together with interest compounded annually on the unpaid principal at the rate of 2.33% from the date on which this secured non-recourse promissory note (the “Note”) was first issued (the “Issue Date”) Prepayment of principal and interest owing hereunder may be made at any time without penalty. The unpaid Principal Amount of this Note plus all accrued and unpaid interest on this shall be due and payable on the earliest of (a) March 25, 2026, (b) the occurrence of an Event of Default (as defined in Section 3) and (c) the occurrence of an Acceleration Event (as defined in Section 4) (such earliest date, the “Maturity Date”).

2.Security and Full Recourse.

Payment of the entire Principal Amount this Note and all unpaid accrued interest is secured by a security interest, granted to the Lender by the Borrower under a Pledge and Security Agreement dated as of the Issue Date by and between the Borrower and the Lender (as the same may be amended, modified or supplemented from time to time, the “Security Agreement”), in 14,708 Class A Units (collectively, the “Units”) of Lender. The Units shall serve as the sole and exclusive security for the Borrower’s obligations under this Note and the Borrower shall in no event be personally liable for the payment in full of any indebtedness owing under this Note. The Lender shall not and does not have any recourse to any other assets of Borrower, other than the specific Units pledged pursuant to the Security Agreement, to satisfy the Borrower’s obligations hereunder.

3.Event of Default: Acceleration of Obligation.

Borrower will be deemed to be in default under this Note immediately upon the occurrence of any of the following events (each, an “Event of Default”): (a) upon the Borrower’s failure to make any payment when due under this Note; or (b) upon the Borrower’s default under or breach of any of the provisions of the Security Agreement. If an Event of Default shall occur or if an Acceleration Event described in Section 4 of this Note shall occur, the entire unpaid principal balance, all unpaid accrued interest, and all other amounts payable under this Note shall at once become due and payable, at the option of the Lender, without any prior notice to the Borrower. The Lender may exercise this option to accelerate regardless of any prior forbearance.

4.Acceleration Events: Acceleration of Obligation.

The principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full upon the following (the “Acceleration Event”): immediately prior to the time of the consummation of a Change of Control (as defined below) of Lender.

“Change in Control” shall mean the occurrence of any of the following events: (A) the consummation of a merger or consolidation of Lender with or into another entity or any other corporate reorganization, if persons who were not stockholders or equity owners of Lender immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation or entity of such continuing or surviving entity; (B) the consummation of the sale, transfer or other disposition of all or substantially all of Lender’s assets or the stockholders or equity holders of Lender approve a plan of complete liquidation of Lender; or (C) any “person” (as defined below) who, by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Lender representing 50% or more of the combined voting power of Lender’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Equity”); except that any change in the relative beneficial ownership of Lender’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Equity, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of Lender. For purposes of this Section 4, the term “person” shall have the same meaning as when used’in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan maintained by Lender and (ii) a corporation owned directly or indirectly by the stockholders equity holders of Lender in substantially the same proportions as their ownership of the Lender’s equity interests.

Notwithstanding the foregoing, the term “Change in Control” shall not include (v) a transaction the sole purpose of which is to change the state of Lender’s formation, (w) a transaction the sole purpose of which is to form a holding company that will be owned in substantially the same proportions by the persons who held Lender’s securities immediately before such transaction, (x) a transaction the sole purpose of which is to make an initial public offering of Lender’s equity interests, (y) any change in the beneficial ownership of the securities of Lender as a result of a private financing of Lender that is approved by the board of directors of the Lender or (z) any event that is not a liquidation event or similar transaction that in either case triggers the liquidation preference provisions, if any, set forth in Lender’s Operating Agreement in effect at the time of such event.

5. Collection and Attorney’s Fees.

The Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by the Lender as a result of any Event of Default or Acceleration Event or in connection with efforts to collect any amount due under this Note, including those incurred in post judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

6.Waiver; Forbearance.

Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace and diligence in collecting this Note are waived by the Borrower. Any forbearance by the Lender in exercising any right or remedy under this Note or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by the Lender of any payment after the due date of such payment, or in an amount that is less than the required payment, shall not be a waiver of the Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by the Lender of its security interest in the pledged Units shall be the sole and exclusive right or remedy available to Lender with respect to Borrower’s obligations under the Note.

7.Conflicting Agreements.

In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

8.Application of Payments.

If at any time the Lender receives, from the Borrower or otherwise, any amount applicable to this Note which is less than all amounts due and payable at such time, the Lender may apply that payment to amounts then due and payable in any manner and in any order determined by the Lender, in the Lender’s sole discretion. The Borrower agrees that neither the Lender’s acceptance of a payment from the Borrower in an amount that is less than all amounts then due and payable nor the Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

9.Governing Law.

This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

10.Partial Invalidity.

If any term or other provision of this Note is judicially (including through arbitration) determined to be invalid, illegal, unenforceable, void or incapable of being enforced by any rule of law or public policy, the parties hereto shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby, including the economic, business and other purposes of the parties in consummating such transactions, are fulfilled to the extent possible. In the event the parties are unable to agree on such a modification, such invalid, illegal, unenforceable or void provision, to the extent necessary, shall be severed from this Note, and the court or arbitrator, as applicable, shall replace such provision with a valid and enforceable provision that will achieve, to the maximum extent possible, the same economic, business and other purposes of the invalid, illegal, unenforceable or void provision. The balance of this Note shall thereafter be enforceable in accordance with its terms. Subject to the foregoing, any term or provision of this Note that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.Usury.

This Note is hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Lender hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of California. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the agreed upon interest rate as set forth in the Note shall be reduced to such limit, it being the specific intent of Borrower and the Lender that all interest payments under this Note are not to be credited in excess of (a) the agreed rate of interest set forth in the Note, or (b) that permitted by law, whichever is the lesser. The provisions of this Section 11 shall never be superseded or waived and shall control every other provision of this Note. Subject to the foregoing, in the event any interest is paid on this Note that is deemed to be in excess of the then-legal maximum rate, then that portion of the interest payment representing an amount in excess of the then-legal maximum rate shall be deemed a payment of principal and applied against the outstanding principal of this Note.

12.Assignment.

Neither party may assign this Note, or any of the rights, interests or obligations of such party hereunder, without the prior written consent of the other party. Subject to the foregoing, the rights and obligations of the Borrower and the Lender hereunder shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and transferees of the parties.

13.Notices.

All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given upon the earliest to occur of the following: (a) actual receipt; (b) upon personal delivery to the party to be notified; (c) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (d) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; and (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All such notices and other communications shall be sent to the party to be notified at the following address (or at such other address as shall be specified by notice given in accordance with this Section 13):

If to the Borrower:

The address noted on

If to the Lender:

The address noted on the signature page hereto.

[Remainder of this page intentionally left blank; signature follows.]

IN WITNESS WHEREOF, Borrower has executed this Note as of the Issue Date.

BORROWER:

MONDEE GROUP LLC

By:	/s/ Prasad Gundumogula
Prasad Gundumogula
Managing Member

Address:	[***]
Facsimile:
E-mail:

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Security Agreement”): is made as of March 25, 2016 (the “Effective Date”), by and between MONDEE GROUP LLC (the “Borrower”): and MONDEE HOLDINGS LLC (the “Lender”).

RECITALS

A.The Borrower is the beneficial and record owner of 14,708 Class A Units (collectively, the “Units”): of Lender.

B.The Borrower has executed and delivered to the Lender that certain Secured Non-Recourse Promissory Note (the “Note”): in the principal amount of $19,282,363.27.

C.The Borrower has agreed to pledge the Units with the Lender as sole and exclusive security for the payment of the Note.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Pledge. The Borrower hereby pledges the Units to the Lender and grants to the Lender a security interest in all of the Borrower’s rights, title and interest in and to the Collateral (as defined below) in which the Borrower now has or hereafter acquires any rights, title or interest as security for the Borrower’s timely payment or performance of all of the Secured Obligations (as defined below). “Collateral” as used in this Security Agreement shall mean the Units and all proceeds of the Units, including, without limitation, securities and/or other property distributed on account of the Units. “Secured Obligations” as used in this Security Agreement shall mean the Borrower’s obligation to pay money under the Note and this Security Agreement, whether heretofore, now or hereafter owing or arising, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy proceeding), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated.

2.Control; Delivery. Borrower shall maintain possession and control of the Units. The Borrower agrees to hold the Units as security for the Secured Obligations, and the Borrower shall not at any time dispose of or encumber the Units, except as otherwise provided in this Security Agreement and Uniform Commercial Code as currently in effect in the State of California (the “UCC”).

3.Dividends; Proceeds. At all times while the Borrower is holding the Units as security, the Borrower shall (a) collect all dividends declared on the Units, and (b) collect and hold any other proceeds of the Units, including, without limitation, securities and/or other property distributed on account of the Units, all of which shall constitute Collateral under this Security Agreement.

4.Voting of Units. The Borrower shall have the right to vote the Units at all meetings of the members of Lender, so long as no Event of Default (as defined below) shall have occurred. “Event of Default” shall have the meaning given to such term in the Note.

5.Borrower Representations, Warranties and Covenants. The Borrower represents and warrants as follows: (a) the Borrower has title to each item of Collateral and, except for the security interest created by this Security Agreement, the Collateral is free and clear of any and all liens, claims, encumbrances and the like; (b) the exact full legal name of the Borrower is as set forth on the signature page hereof; (c) the Borrower has not, within the four-month period preceding the date hereof, had a name or alias different from the name of the Borrower listed on the signature page hereof and has not done business under any other name; and (d) the security interest in the Collateral granted to the Lender hereunder constitutes a valid security interest in the Collateral, securing the payment and performance of the Secured Obligations. The Borrower covenants and agrees to notify the Lender in writing immediately, and in any event, within five business days of the date as of which either (i) its legal name changes to something other than the name that appears on the signature page to this Security Agreement, (ii) it uses an alias or (iii) it does business under any name other than the name appearing on the signature page to this Security Agreement.

6.Default; Remedies. Upon the occurrence and during the continuance of an Event of Default, the Lender in its sole discretion may declare all of the Secured Obligations immediately due and payable. The Lender may exercise in respect of the Collateral, all of the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral). The Lender’s sole remedy with respect to the Borrower’s Secured Obligations under the Note and this Security Agreement shall be the transfer of the pledged Units to the Lender which will be in full satisfaction of the Secured Obligations.

7.Attorney-in-Fact. The Borrower hereby appoints the Lender as the Borrower’s true and lawful attorney-in-fact to take such action as may be necessary or appropriate to cause the Units to be transferred into the name of the Lender if an Event of Default shall occur and be continuing.

8.Satisfaction; Release of Security Interest. Upon satisfaction in full of all of the Secured Obligations, the Lender shall deliver to the Borrower the certificates for the Units and release its security interest in the Collateral.

9.UCC Terms. Terms used in this Security Agreement that are defined in the UCC shall have the meanings given to such terms in the UCC.

10.Notice. All notices, demands and other communications required or permitted to be given pursuant to this Security Agreement shall be given in accordance with Section 13 of the Note.

11.Counterparts; Electronic Signatures. This Security Agreement may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one instrument. A facsimile, telecopy or other electronic reproduction of this Security Agreement may be executed by one or more parties hereto, and an executed copy of this Security

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Agreement may be delivered by one or more parties hereto by facsimile, pdf file or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

12.Governing Law. This Security Agreement and all actions arising out of or in connection with this Security Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

13.Partial Invalidity. If any term or other provision of this Security Agreement is judicially (including through arbitration) determined to be invalid, illegal, unenforceable, void or incapable of being enforced by any rule of law or public policy, the parties hereto shall negotiate in good faith to modify this Security Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby, including the economic, business and other purposes of the parties in consummating such transactions, are fulfilled to the extent possible. In the event the parties are unable to agree on such a modification, such invalid, illegal, unenforceable or void provision, to the extent necessary, shall be severed from this Security Agreement, and the court or arbitrator, as applicable, shall replace such provision with a valid and enforceable provision that will achieve, to the maximum extent possible, the same economic, business and other purposes of the invalid, illegal, unenforceable or void provision. The balance of this Security Agreement shall thereafter be enforceable in accordance with its terms. Subject to the foregoing, any term or provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

14.Assignment. Neither party may assign this Security Agreement, or any of the rights, interests or obligations of such party hereunder, without the prior written consent of the other party. Subject to the foregoing, the rights and obligations of the Borrower and the Lender hereunder shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and transferees of the parties.

15.Entire Agreement. This Security Agreement, taken together with the Note, constitutes and contains the entire agreement of the Lender and the Borrower and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof and thereof.

16.Interpretation. Each of this Security Agreement and the Note is the result of negotiations among, and has been reviewed by, the Lender, the Borrower and their respective counsel. Accordingly, this Security Agreement and the Note shall be deemed to be the product PLEDGE AND SECURITY AGREEMENT of both parties hereto, no ambiguity shall be construed in favor of or against the Borrower or the Lender and the parties therefore agree that the provisions of Section 1654 of the California Civil Code shall not apply to the interpretation of this Security Agreement or the Note.

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17.Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18.Payments Free of Taxes, etc. All payments made by the Borrower under this Security Agreement or the Note shall be made by the Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement and/or the Note. Upon request by the Lender, the Borrower shall furnish evidence satisfactory to the Borrower that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

19.Expenses. The Borrower shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses (including costs of appeals), incurred by the Lender in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Secured Obligations that are not performed as and when required by this Security Agreement and/or the Note.

20.Exclusive Rights. The Lender’s sole remedy With respect to the Borrower’s Secured Obligations under the Note and this Security Agreement shall be the transfer of the pledged Units to the Lender which will be in full satisfaction of the Secured Obligations.

21.Amendment; Waiver. This Security Agreement may not be amended or modified, nor may any of its terms be waived or terminated, except by written instruments signed by (i) the Borrower and (ii) the Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

22.Nonwaiver. No failure or delay on the Lender’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right, preclude any other further exercise thereof or of any other right.

23.Further Assurances. At any time or from time to time after the Effective Date, the Borrower shall execute and deliver to the Lender such other documents and instruments, provide such materials and information and take such other actions as the Lender may reasonably request to consummate the transactions contemplated by this Security Agreement and otherwise to cause the Borrower to fulfill his obligations under this Security Agreement, the Note and the transactions contemplated hereby and thereby.

[Remainder of this page intentionally left blank; signatures follow.]

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IN WITNESS WHEREOF, each of the parties has caused this Security Agreement to be executed as of the Effective Date.

BORROWER:

MONDEE GROUP LLC

By:	/s/ Prasad Gundumogula
Prasad Gundumogula
Managing Member

Address:	[***]
Facsimile:
E-mail:

IN WITNESS WHEREOF, each of the parties has caused this Security Agreement to be executed as of the Effective Date.

BORROWER:

MONDEE HOLDINGS LLC

By:	/s/ Prasad Gundumogula
Prasad Gundumogula
Managing Member

Address:	[***]
Facsimile:
E-mail: